                                                                    EXHIBIT 10.1

                        CROSS-COLLATERALIZATION AGREEMENT


            THIS CROSS-COLLATERALIZATION AGREEMENT (this "Agreement") is made as of the 22nd day of March, 2000, by and among GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender") and the following borrowers (each referred to individually as a "Borrower" and all referred to collectively as the "Borrowers"):

BORROWER                                              Type of Entity
-------------------------------------------------------------------------------
Sunrise Bellevue                                      A Washington limited
Assisted Living Partnership                           partnership
-------------------------------------------------------------------------------
Sunrise Cohasset                                      A Massachusetts
Assisted Living                                       limited
Limited Partnership                                   partnership
-------------------------------------------------------------------------------
Sunrise Decatur                                       A Georgia
Assisted Living                                       limited
Limited Partnership                                   partnership
-------------------------------------------------------------------------------
Sunrise Glen Cove                                     A New York
Assisted Living, L.P.                                 limited
                                                      partnership
-------------------------------------------------------------------------------
Sunrise Lafayette                                     A Pennsylvania
Hills Assisted                                        limited
Living, L.P.                                          partnership
-------------------------------------------------------------------------------
Sunrise Paoli                                         A Pennsylvania
Assisted Living, L.P.                                 limited
                                                      partnership
-------------------------------------------------------------------------------
Sunrise Paramus                                       A New Jersey
Assisted Living                                       limited
Limited Partnership                                   partnership
-------------------------------------------------------------------------------
Sunrise Walnut Creek                                  A California
Assisted Living                                       limited
Limited Partnership                                   partnership
-------------------------------------------------------------------------------




                                  RECITALS

            The Lender has agreed to make a loan to each Borrower
(each, a "Loan" and collectively, the "Loans"), in the following amounts:

BORROWER                                                   AMOUNT
-------------------------------------------------------------------------------
Sunrise Bellevue                                           $9,000,000
Assisted Living
Partnership
-------------------------------------------------------------------------------
Sunrise Cohasset                                           $8,315,000
Assisted Living
Limited Partnership
-------------------------------------------------------------------------------
Sunrise Decatur                                            $9,000,000
Assisted Living
Limited Partnership
-------------------------------------------------------------------------------
Sunrise Glen Cove                                          $13,200,000
Assisted Living, L.P.
-------------------------------------------------------------------------------
Sunrise Lafayette                                          $7,980,000
Hills Assisted Living,
L.P.
-------------------------------------------------------------------------------
Sunrise Paoli Assisted                                     $11,100,000
Living, L.P.
-------------------------------------------------------------------------------
Sunrise Paramus                                            $8,845,000
Assisted Living
Limited Partnership
-------------------------------------------------------------------------------
Sunrise Walnut Creek                                       $7,560,000
Assisted Living
Limited Partnership
-------------------------------------------------------------------------------



            Each Borrower's Loan will be secured by a Mortgage (as defined below) on real property identified in the following table, which is more particularly described in the exhibit to this Agreement specified in the following table, and on other property included within the definition of "Mortgaged Property" in that Mortgage:

BORROWER                                         PROPERTY NAME                                 CITY AND STATE            EXHIBIT
-----------------------------------------------------------------------------------------------------------------------------------
Sunrise Bellevue                                 Sunrise Assisted                              Bellevue,                 Exhibit A
Assisted Living                                  Living of                                     Washington
Partnership                                      Bellevue
-----------------------------------------------------------------------------------------------------------------------------------
Sunrise Cohasset                                 Sunrise Assisted                              Cohasset,                 Exhibit B
Assisted Living                                  Living of                                     Massachusetts
Limited Partnership                              Cohasset
-----------------------------------------------------------------------------------------------------------------------------------
Sunrise Decatur                                  Sunrise of                                    Decatur, Georgia          Exhibit C
Assisted Living                                  Decatur
Limited Partnership
-----------------------------------------------------------------------------------------------------------------------------------
Sunrise Glen Cove                                Sunrise Assisted                              Glen Cove, New            Exhibit D
Assisted Living,                                 Living of Glen                                York
L.P.                                             Cove
-----------------------------------------------------------------------------------------------------------------------------------
Sunrise Lafayette                                Sunrise Assisted                              Lafayette Hill,           Exhibit E
Hills Assisted                                   Living of                                     Pennsylvania
Living, L.P.                                     Lafayette Hill
-----------------------------------------------------------------------------------------------------------------------------------
Sunrise Paoli                                    Sunrise Assisted                              Malvern,                  Exhibit F
Assisted Living,                                 Living of Paoli                               Pennsylvania
L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Sunrise Paramus                                  Sunrise Assisted                              Paramus, New              Exhibit G
Assisted Living                                  Living of Paramus                             Jersey
Limited Partnership
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Sunrise Walnut                                   Sunrise of                                    Walnut Creek,             Exhibit H
Creek Assisted                                   Walnut Creek                                  California
Living Limited
Partnership
-----------------------------------------------------------------------------------------------------------------------------------



            Each Borrower is an affiliate of the other Borrowers and will receive a direct and material benefit from the Loans to the other
Borrowers. The Lender is willing to make a Loan to each Borrower only if that Borrower agrees to pay all of the Indebtedness of the other Borrowers with respect to the other Borrowers' respective Loans.

            Each Borrower is executing this Agreement to evidence its agreement (a) to pay as and when due all of the Indebtedness of the other Borrowers under the other Borrowers' Loan Documents, (b) that its obligations under this Agreement shall be secured by the Mortgage encumbering that Borrower's Property provided, however, and (c) to bear joint and several liability for the Indebtedness of all other Borrowers as set forth in this Agreement.

            1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings indicated:

            "COMBINED OBLIGATIONS" means, with respect to each Borrower, that Borrower's obligations both (a) to pay its Indebtedness and (b) to pay all other amounts payable under this Agreement and under the other Borrowers' Loan Documents.

            "EVENT OF DEFAULT" shall have the meaning set forth in Section
4.

            "FORECLOSURE" means, with respect to any Mortgage, a foreclosure of the Mortgage, a deed in lieu of such foreclosure, a sale of the Property pursuant to a power of sale or lawful order of a court of competent jurisdiction in a bankruptcy case filed under Title 11 of the United States Code, or any other similar disposition of the Property encumbered by the Mortgage.

            "FRAUDULENT TRANSFER LAWS" means Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law, including any provisions of the Uniform Fraudulent Conveyance Act or Uniform Fraudulent Transfer Act, as adopted under state law.

            "INDEBTEDNESS" means, with respect to each Borrower, the "Indebtedness" as defined in that Borrower's Mortgage, without regard to additional obligations of that Borrower that are created by this Agreement.

            "LOAN DOCUMENTS" means, with respect to each Borrower's Loan, the "Loan Documents" as defined in that Borrower's Mortgage, including without limitation the

Mortgage and the related Note. "Loan Documents", when not used in reference to a particular Loan, refers to the Loan Documents of all Borrowers relating to all Loans.

            "LOANS " means the loans identified in the Recitals to this Agreement.

            "MORTGAGE" with respect to each Borrower means the Multifamily Mortgage, Deed of Trust or Deed to Secure Debt that secures that Borrower's Loan.

            "NOTE" with respect to each Borrower means the Multifamily Note evidencing that Borrower's obligation to repay its Loan.

            "PROPERTY" means, with respect to each Borrower and that Borrower's Mortgage, the "Mortgaged Property" as defined in that Mortgage.

            "TOTAL PROPERTY" means the aggregate of all the Properties.

            Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Mortgages.

            2. JOINT AND SEVERAL LIABILITY; INTEGRATION OF OBLIGATIONS.

               (a) Notwithstanding anything to the contrary in this Agreement or any Borrower's Loan Documents, each Borrower shall pay the Indebtedness of each other Borrower, as and when due. Accordingly, the Indebtedness of each Borrower shall be the joint and several obligation of each other Borrower.

               (b) While each Loan represents a separate and independent obligation of each Borrower, the Borrowers acknowledge that, in requesting the Lender to make the Loans, they intend:

                   (i) that the Loans be treated as if they were a single, integrated indebtedness of the Borrowers, and

                   (ii) that the Total Property secure to
the Lender the payment and performance of all of the Borrowers' Combined Obligations.

            Accordingly, if any Borrower fails to pay fully, when due, any amount payable to the Lender under this Agreement or any Loan Document, then the Lender may elect, in its discretion, to treat that amount as being due and owing by the other Borrowers, on a joint and several basis; may enforce its rights and remedies against and collect such amounts from the other Borrowers on a joint and several basis; and may recover such amounts from the value of each of the Properties, on a pro rata basis or otherwise, as determined by the Lender in its discretion.

            3. AMENDMENT OF BORROWER MORTGAGE TO GRANT ADDITIONAL SECURITY. Each Borrower's Mortgage is hereby amended to provide that:

               (a) such Mortgage secures the Combined Obligations of that Borrower under this Agreement as well as the Indebtedness of that Borrower under its own Loan Documents, and

               (b) the Total Property secures all Borrowers' Combined Obligations, without apportionment or allocation of any Property or any portion of any Property (except that the Combined Obligations may be apportioned among the Properties for the sole and limited purpose of determining the amount of transfer or recordation taxes or documentary stamps required in connection with recordation of this Agreement and the Mortgages).

            4. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" under this Agreement:

               (a) A default or breach by any Borrower of any provision of this Agreement.

               (b) A default or breach by any Borrower under any of its Loan Documents beyond any notice, grace or cure period set forth in that Loan Document; or

               (c) Any event or condition defined as an "Event of Default" under any Loan Document.

            5. AMENDMENT OF MORTGAGE TO PROVIDE FOR CROSS-DEFAULT. Each Borrower's Mortgage is hereby amended to provide that any Event of Default under this Agreement shall constitute an Event of Default under that Mortgage.

            6. REMEDIES. Upon the occurrence of an Event of Default, the Lender in its discretion may, but shall not be obligated to, exercise any or all of the following remedies:

               (a) declare immediately due and payable the Indebtedness of any or all Borrowers whether or not the Lender exercises its right to declare immediately due and payable the Indebtedness related to a particular Mortgage under which the Event of Default may have occurred; and

               (b) exercise any or all of its rights and remedies under this Agreement, any Loan Document or applicable law.

            The Lender may exercise such remedies in one or more proceedings, whether contemporaneous or consecutive or a combination of both, to be determined by Lender in its sole discretion. The Lender may enforce its rights against any one or more Properties or portions of Properties, in such order and manner as it may elect in its sole discretion. The enforcement of any one Mortgage shall not constitute an election of remedies, and shall not limit or preclude the enforcement of any other Mortgage or Loan Document, through one or more additional proceedings. The Lender may bring any action or proceeding, including but not limited to judicial or non-judicial foreclosure proceedings, without regard to the fact that one or more other proceedings may have been commenced elsewhere with respect to the same Property or Properties or any portion of them. Each Borrower, for itself and for any and all persons or entities now or in the future holding or claiming any lien on, security interest in, or other interest or right of any nature in or to any Property, and who have actual or constructive notice of this Agreement, hereby unconditionally and irrevocably waives any rights it may have, now or in the future, whether at law or in equity, to require the Lender to enforce or exercise any of its rights or remedies under this Agreement, under any Mortgage, or under any other Loan Document in any particular manner or order or in any particular state or county, or to apply the proceeds of any foreclosure sale or sales in any particular manner or order, including, without limitations, any and all benefits arising under or referred to in CALIFORNIA CIVIL CODE SECTIONS 2845, 2849 and 2850.

            No judgment obtained by Lender in any one or more enforcement proceedings shall merge the related Indebtedness into that judgment, and all Indebtedness which remains unpaid shall remain a continuing obligation of the Borrowers.

            7. APPLICATION OF PROCEEDS. Proceeds of the enforcement or foreclosure of any Mortgage shall be applied to the payment of the Combined Obligations in such order as the Lender may determine in its sole discretion.

            8. ADJUSTMENT OF OBLIGATIONS. If the Combined Obligations of any Borrower are otherwise subject to avoidance under any Fraudulent Transfer Law, then the Combined Obligations of that Borrower shall be limited to the largest amount that would not render its Combined Obligations subject to avoidance as a fraudulent transfer or conveyance under that Fraudulent Transfer Law.

            9. BORROWERS' RIGHTS OF SUBROGATION, ETC.

               (a) Until the Combined Obligations have been paid and performed in full, each Borrower shall withhold exercise of any right of subrogation, contribution, reimbursement or indemnity (whether contractual, statutory, equitable, under common law or otherwise) and any other rights to enforce any claims or remedies which it has now or may have in the future against any other Borrower or any of the Properties or against any guarantor or security for the Combined Obligations.

               (b) If a Borrower's agreement under Subsection (a) to withhold exercise of rights of subrogation, contribution, reimbursement and indemnity is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights a Borrower may have against another Borrower, any Properties or any guarantor or security for the Combined Obligations shall be subordinate to any rights the Lender may have against the other Borrower, such Properties, such guarantor or such security.

            10. SUBORDINATION OF OBLIGATIONS BETWEEN BORROWERS. Any indebtedness or other obligation of a Borrower (a "Debtor Borrower") held by another Borrower (a "Creditor Borrower") shall be subordinate to rights of the Lender against that Debtor Borrower. If the Lender so requests at a time when an Event of Default has occurred and is continuing, any Creditor Borrower shall enforce and collect any such indebtedness or other obligation as trustee for the Lender and shall pay over to the Lender any amount collected, on account of the Combined Obligations of the Debtor Borrower.

            11. RELEASE OF PROPERTIES. The Lender will release a Borrower's Property (the "Released Property") from the liens created by this Agreement and by that Borrower's Mortgage upon the satisfaction of all of the following conditions:

               (a) The Lender has received from the applicable Borrower (the "Requesting Borrower") at least thirty (30) days' prior written notice of the date proposed for such release (the 'Release Date").

               (b) No Event of Default has occurred and is continuing as of the date of the notice and as of the Release Date.

               (c) The release will not cause the Combined Debt Service Coverage Ratio of the remaining Properties to be less than the greater of
(I) Combined Debt Service Coverage Ratio of the Released Property and the remaining Properties or (II) 1.50. As to any group of Properties, "Combined Debt Service Coverage Ratio" means the ratio, as determined by the Lender in its discretion, of (i) the aggregate net operating income from the operations of those Properties that during the last twelve full calendar months preceding the Release Date was available for repayment of debt, after deducting operating expenses, to (ii) the aggregate principal and interest that will be payable under the Notes related to those Properties during the twelve full calendar months following the Release Date. The Borrowers shall provide the Lender such financial statements and other information as the Lender may require to make this determination, and a certificate of the Chief Financial Officer (or comparable officer or principal) of the Borrower requesting the release stating that such statements are true, correct and complete in all material respects and certifying that all conditions precedent to the release of the Released Property contained in this Section have been complied with, and the Lender shall have a reasonable time following its receipt of all such information in which to make the determination called for by this subparagraph (c).

               (d) The Borrowers shall have paid to the Lender all of the following:

                   (i) All amounts required to satisfy all Indebtedness of the Requesting Borrower under its Loan, including but not limited to principal, accrued and unpaid interest and any prepayment premium.

                   (ii) A release price (the "Release Price") equal to one hundred fifteen percent (115%) of the outstanding principal balance of the Indebtedness of the Requesting Borrower, to be applied by the Lender as a prepayment of one or more of the Loans (each, a "Prepaid Loan") other than the Loan relating to the Released Property, in such amount and allocation as the Lender may determine in its discretion.

                   (iii) All accrued and unpaid interest and all other charges payable in connection with each such prepayment of a Prepaid Loan, including but not limited to any prepayment premiums.

                   (iv) All of the Lender's costs and expenses, including without limitation reasonable attorneys' fees, in connection with the release of the Released Property.

            12. LENDER'S RIGHTS. Each Borrower agrees that the Lender may, without demand and at any time and from time to time and without the consent of, or notice to, the Borrower, without incurring responsibility to the Borrower, and without impairing or releasing the Combined Obligations of any Borrower, upon or without any terms or conditions and in whole or in part:

               (a) change the manner, place or terms of payment, or change or extend the time of payment of, or renew, increase, accelerate or alter, any of the Indebtedness or Combined Obligations of any of the other Borrowers, any security for such Indebtedness or Combined Obligations, or any liability incurred directly or indirectly with respect to such Indebtedness or Combined Obligations;

               (b) take and hold security for the payment of the Indebtedness or Combined Obligations of any of the other Borrowers and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property pledged or mortgaged to secure such Indebtedness or Combined Obligations;

               (c) exercise or refrain from exercising any rights against any other Borrower or any Properties;

               (d) release or substitute any one or more endorsers, guarantors, or other obligors with respect to the Indebtedness or Combined Obligations of any of the other Borrowers;

               (e) settle or compromise any of the Indebtedness or Combined Obligations of any of the other Borrowers (including but not limited to obligations under this Agreement), any security for such Indebtedness or Combined Obligations or any liability incurred directly or indirectly with respect to such Indebtedness or Combined Obligations, or subordinate the payment of all or any part of such Indebtedness or Combined Obligations to the payment of any liability (whether due or not) of any other Borrower to its creditors other than the Lender;

               (f) apply any sums realized to any liability or liabilities of any other Borrower to the Lender regardless of what liability or liabilities of the Borrower to the Lender remain unpaid; and

               (g) consent to or waive any breach by any other Borrower of, or any act, omission or default by any other Borrower under, this Agreement or any Loan Documents.

            13. WAIVER OF PRESENTMENT, MARSHALLING, CERTAIN SURETYSHIP DEFENSES, ETC.

               (a) With respect to its obligations under this Agreement each Borrower and each guarantor of such obligations waives presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting such obligations.

               (b) Notwithstanding the existence of any other security interests in any Property held by the Lender or by any other party, the Lender shall have the right to determine in its discretion the order in which any or all of the Properties or portions of any of the Properties shall be subjected to the remedies provided in this Agreement and the Loan Documents or applicable law. The Lender shall have the right to determine in its discretion the order in which any or all portions of the Combined Obligations are satisfied from the proceeds realized upon the exercise of such remedies. Each Borrower and any party who now or in the future acquires a lien on or security interest in any of the Properties and who has actual or constructive notice of this Agreement hereby unconditionally and irrevocably waives any and all right to require the marshalling of assets or to require that any of the Properties or portions of any of the Properties be sold in the inverse order of alienation or in parcels or as an entirety in connection with the exercise of any such remedies.

               (c) To the extent that, notwithstanding any provisions of this Agreement to the contrary, if a Borrower may be deemed to be a surety or guarantor with respect to the Indebtedness of any other Borrower or with respect to any of the Combined Obligations, then in such capacity:

                   (i) Each Borrower hereby waives any and all benefits and defenses under California Civil Code SECTION 2810 and agrees that by doing so that Borrower shall be liable for each other Borrower's Indebtedness even if such other Borrower had no liability at the time of execution of such other Borrower's Note, Security Instrument and other Loan Documents, or thereafter ceases to be liable. Each Borrower hereby waives any and all benefits and defenses under California Civil Code SECTION 2809 and agrees that by doing so each Borrower's liability may be larger in amount and more burdensome than that of any other Borrower.

                   (ii) Each Borrower understands that the exercise by Lender of certain rights and remedies contained in one or more Mortgages (such as a nonjudicial foreclosure sale) may affect or eliminate that Borrower's right of subrogation against another Borrower or Borrowers and that that Borrower may therefore incur a partially or totally nonreimburseable liability under this Agreement. Nevertheless, each Borrower hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of each Borrower that the obligations under this Agreement shall be absolute, independent and unconditional under any and all circumstances. Each Borrower expressly waives any defense (which defense, if that Borrower had not given this waiver, that Borrower might otherwise have) to a personal judgment against that Borrower by reason of a nonjudicial foreclosure of any of the Combined Property. Without limiting the generality of the foregoing, each Borrower hereby expressly waives any and all benefits under (i) California Code of Civil Procedure SECTION 580a (which Section, if this waiver had not been given, might otherwise limit that Borrower's liability after a nonjudicial foreclosure sale to the difference between the obligations of that Borrower under this Agreement and the fair market value of the property or interests sold at such nonjudicial foreclosure sale), (ii) California Code of Civil Procedure SECTIONS 580b and 580d (which

Sections, if this waiver had not been given, might otherwise limit Lender's right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively), and (iii) California Code of Civil Procedure SECTION 726 (which Section, if this waiver had not been given, among other things, might otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency). Notwithstanding any foreclosure of the lien of any Mortgage, whether by the exercise of the power of sale contained in that Mortgage, by an action for judicial foreclosure or by Lender's acceptance of a deed in lieu of foreclosure, each Borrower shall remain bound under this Agreement.

                   (iii) In accordance with SECTION 2856 of the California Civil Code, each Borrower also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the Combined Obligations) destroys or otherwise impairs the subrogation rights of that Borrower or any right of that Borrower (after payment of the Combined Obligations) to proceed against another Borrower for reimbursement, or both, by operation of SECTION 580d of the California Code of Civil Procedure or otherwise.

                   (iv) In accordance with SECTION 2856 of the California Civil Code, each Borrower waives any and all other rights and defenses available to that Borrower by reason of SECTIONS 2787 through 2855, inclusive, of the California Civil Code, including, without limitation, any and all rights or defenses that Borrower may have by reason of protection afforded to that Borrower with respect to any of the obligations of that Borrower under this Agreement pursuant to the antideficiency or other laws of the State of California limiting or discharging any other Borrower's Indebtedness or Lender's right of recovery of such other Borrower's Indebtedness, including, without limitation, SECTIONS 580a, 580b, 580d, and 726 of the California Code of Civil Procedure.

                   (v) In accordance with SECTION 2856 of the California Civil Code, each Borrower agrees to withhold the exercise of any and all subrogation and reimbursement rights against all other Borrowers, against any other person, and against any collateral or security for the Combined Obligations, including, without limitation, any such rights pursuant to SECTIONS 2847 and 2848 of the California Civil Code, until the Combined Obligations have been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Notes, Mortgages and other Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security.

            14. OBLIGATIONS ABSOLUTE. No invalidity, irregularity or unenforceability of all or any part of the Combined Obligations of any Borrower shall affect, impair or be a defense to the recovery by the Lender of the Indebtedness or Combined Obligations of any other Borrower, and the liability of each Borrower under this Agreement and the Loan Documents with respect to the Indebtedness of each other Borrower shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor for the Indebtedness of any other Borrower except payment and performance in full of that other Borrower's Indebtedness.

            15. NON-RECOURSE LIABILITY. No Borrower shall have any personal liability for the Indebtedness of any other Borrower.

            16. NOTICES. All notices to each Borrower under this Agreement shall be in writing and shall be given in the manner provided in that Borrower's Mortgage for notices to that Borrower. All notices to the Lender by any Borrower under this Agreement shall be in writing and shall be given in the manner in that Borrower's Mortgage for notices to the Lender.

            17. GOVERNING LAW. The parties intend that the Lender will assign the Loans, the Mortgages and this Agreement to the Federal Home Loan Mortgage Corporation, a congressionally-chartered government-sponsored enterprise having its principal place of business in McLean, Virginia. Except as provided to the contrary below, this Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia applicable to contracts made and to be performed in such state (without regard to principles thereof governing conflicts of law); provided, however, that with respect to the provisions hereof which relate to title or the creation, perfection, priority, enforcement or foreclosure of liens, security interests, and/or assignments encumbering any of the Mortgaged Property then this Agreement shall be governed by the laws of the state in which such Mortgaged Property is located.

            18. CAPTIONS, CROSS REFERENCES AND EXHIBITS. The captions assigned to provisions of this Agreement are for convenience only and shall be disregarded in construing this Agreement. Any reference in this Agreement to a "Section", a "Subsection" or an "Exhibit" shall, unless otherwise explicitly provided, be construed as referring to a section of this Agreement, to a subsection of the section of this Agreement in which the reference appears or to an Exhibit attached to this Agreement. All Exhibits referred to in this Agreement are hereby incorporated by reference.

            19. NUMBER AND GENDER. Use of the singular in this Agreement includes the plural, use of the plural includes the singular, and use of one gender includes all other genders, as the context may require.

            20. STATUTES AND REGULATIONS. Any reference in this Agreement to a statute or regulation shall include all amendments to and successors to such statute or regulation, whether adopted before or after the date of this Agreement.

            21. NO PARTNERSHIP. This Agreement is not intended to, and shall not, create a partnership or joint venture among the parties, and no party to this Agreement shall have the power or authority to bind any other party except as explicitly provided in this Agreement.

            22. SUCCESSORS AND ASSIGNS.

                (a) Except as provided in Subsection (b), no party to this Agreement may assign its rights or delegate its obligations under this Agreement without the prior written consent of all other parties.

                (b) The Borrowers hereby consent to the Lender's assignment of the Loans, the Mortgages and this Agreement to the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac may assign its rights and delegate its obligations under this Agreement to any person or entity to whom Freddie Mac transfers any of the Notes or Mortgages.

                (c) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, and permitted assigns.

            23. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

            24. ENTIRE AGREEMENT. This instrument, together with the Note, Mortgage and Loan Documents relating to each Loan, contains the entire agreement among the parties as to the rights granted and the obligations assumed in this instrument.

            25. WAIVER; NO REMEDY EXCLUSIVE. Any forbearance by a party to this Agreement in exercising any right or remedy given under this Agreement or existing at law or in equity shall not constitute a waiver of or preclude the exercise of that or any other right or remedy. Unless otherwise explicitly provided, no remedy under this Agreement is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Agreement or existing at law or in equity.

            26. THIRD PARTY BENEFICIARIES. Neither any creditor of any party to this Agreement, nor any other person, is intended to be a third party beneficiary of this Agreement.

            27. COURSE OF DEALING. No course of dealing among the parties to this Agreement shall operate as a waiver of any rights of any party under this Agreement.

            28. FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. To the extent permitted by law, the parties shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements to this Agreement and such further instruments as may reasonably be required for carrying out the intention of or facilitating the performance of this Agreement.

            29. NO PARTY DEEMED DRAFTER. No party shall be deemed the drafter of this Agreement, and this Agreement shall not be construed against either party as the drafter of the Agreement.

            30. WAIVER OF TRIAL BY JURY. EACH BORROWER AND THE LENDER (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.



                    [SIGNATURES BEGIN ON FOLLOWING PAGE]

            IN WITNESS WHEREOF, Borrower has signed and delivered this Agreement, or has caused this Agreement to be signed and delivered by its duly authorized representative, as a sealed agreement.

PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                        BORROWER:
WITNESS:
                        SUNRISE BELLEVUE ASSISTED LIVING LIMITED
                        PARTNERSHIP, a Washington
                        limited partnership

                        By:         SUNRISE ASSISTED LIVING
                                    INVESTMENTS, INC., a
                                    Virginia corporation,
                                    General Partner


-----------------       By: s/ James S. Pope (SEAL)
                           -------------------
-----------------                      James S. Pope
Print Name                             Vice President

THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that James S. Pope, who is personally known to me as the Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Bellevue Assisted Living Limited Partnership, a Washington limited partnership, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Vice President, as aforesaid, acknowledged the same to be the act and deed of Sunrise Bellevue Assisted Living Limited Partnership, the Borrower named therein.

            Given under my hand and seal this ____ day of March, 2000.



                                              ----------------------------
                                              Notary Public

My Commission Expires:

                                   [Seal]

PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


                                            LENDER:
WITNESS:

                                            GMAC COMMERCIAL MORTGAGE
                                            CORPORATION, a California
                                            corporation




--------------------                        By: s/ Philip A. Brooks  (SEAL)
                                               ---------------------
--------------------                            Philip A. Brooks
Print Name                                      Senior Vice President

THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that Philip A. Brooks, who is personally known to me as a Senior Vice President of GMAC Commercial Mortgage Corporation, a California corporation, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Senior Vice President, as aforesaid, acknowledged the same to be the act and deed of GMAC Commercial Mortgage Corporation, the Lender named therein.

            Given under my hand and seal this ____ day of March, 2000.



                                                     --------------------------
                                                     Notary Public

My Commission Expires:

                                   [Seal]

            IN WITNESS WHEREOF, Borrower has signed and delivered this Agreement, or has caused this Agreement to be signed and delivered by its duly authorized representative, as a sealed instrument.

WITNESS:                           BORROWER:

                                   SUNRISE COHASSET ASSISTED LIVING
                                   LIMITED PARTNERSHIP, a Massachusetts
                                   limited partnership

                                   By:         SUNRISE ASSISTED LIVING
                                               INVESTMENTS, INC., a
                                               Virginia corporation,
                                               General Partner


------------------                 By: s/ James S. Pope    (SEAL)
                                      ----------------------
                                       James S. Pope
------------------                     Vice President
Print Name

THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that James S. Pope, who is personally known to me as the Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Bellevue Assisted Living Limited Partnership, a Massachusetts limited partnership, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Vice President, as aforesaid, acknowledged the same to be the act and deed of Sunrise Bellevue Assisted Living Limited Partnership, the Borrower named therein.

            Given under my hand and seal this ____ day of March, 2000.


                                               --------------------------------
                                               Notary Public

My Commission Expires:

                                   [Seal]

                                                LENDER:
WITNESS:

                                                GMAC COMMERCIAL MORTGAGE
                                                CORPORATION, a California
                                                corporation




-------------------------                       By: s/ Philip A. Brooks  (SEAL)
                                                    -------------------
-------------------------                           Philip A. Brooks
Print Name                                          Senior Vice President

THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that Philip A. Brooks, who is personally known to me as a Senior Vice President of GMAC Commercial Mortgage Corporation, a California corporation, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Senior Vice President, as aforesaid, acknowledged the same to be the act and deed of GMAC Commercial Mortgage Corporation, the Lender named therein.

            Given under my hand and seal this ____ day of March, 2000.



                                                  --------------------
                                                  Notary Public

My Commission Expires:

                                   [Seal]

            IN WITNESS WHEREOF, Borrower has signed and delivered this Agreement, or has caused this Agreement to be signed and delivered by its duly authorized representative, as a sealed instrument.

                                         BORROWER:
WITNESS:
                                         SUNRISE DECATUR ASSISTED LIVING LIMITED
                                         PARTNERSHIP, a Georgia
                                         limited partnership

                                         By: SUNRISE ASSISTED LIVING
                                             INVESTMENTS, INC., a
                                             Virginia corporation,
                                             General Partner


--------------------                     By: s/ James S. Pope  (SEAL)
                                            -----------------
--------------------                         James S. Pope
Print Name                                   Vice President







                                          ATTEST:

----------------
Witness                                   By:
                                             -----------------------------
                                          Name:
                                               -----------------------------
                                               Secretary/Assistant Secretary


                         [Corporate Seal Required]

THE DISTRICT OF COLUMBIA ) ss:

            I, ____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that James S. Pope, who is personally known to me as a Vice President of Sunrise Decatur Assisted Living Limited Partnership, a Georgia limited partnership, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Vice President, as aforesaid, acknowledged the same to be the act and deed of Sunrise Decatur Assisted Living Limited Partnership, the Borrower named therein.

            Given under my hand and seal this ____ day of March, 2000.



                                              ---------------------------------
                                              Notary Public

My Commission Expires:

                                   [Seal]

                                                 LENDER:
WITNESS:

                                                 GMAC COMMERCIAL MORTGAGE
                                                 CORPORATION, a California
                                                 corporation




---------------------                            By: s/ Philip A. Brooks  (SEAL)
                                                    ---------------------------
---------------------                                Philip A. Brooks
Print Name                                           Senior Vice President







                                  ATTEST:


---------------------             By:
                                     -----------------------------
Witness
                                  Name:
                                       ---------------------------
                                       Secretary/Assistant Secretary


                         [Corporate Seal Required]

THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that Philip A. Brooks, who is personally known to me as a Senior Vice President of GMAC Commercial Mortgage Corporation, a California corporation, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Senior Vice President, as aforesaid, acknowledged the same to be the act and deed of GMAC Commercial Mortgage Corporation, the Lender named therein.

            Given under my hand and seal this ____ day of March, 2000.



                                                -------------------------------
                                                Notary Public

My Commission Expires:

                                   [Seal]

            IN WITNESS WHEREOF, Borrower has signed and delivered this Agreement, or has caused this Agreement to be signed and delivered by its duly authorized representative, as a sealed instrument.

                                      BORROWER:
WITNESS:
                                      SUNRISE GLEN COVE ASSISTED LIVING LIMITED
                                      PARTNERSHIP, a New York
                                      limited partnership

                                      By:    SUNRISE ASSISTED LIVING
                                             INVESTMENTS, INC., a
                                             Virginia corporation,
                                             General Partner


                                      By: s/ James S.Pope  (SEAL)
---------------------------              ----------------
                                          James S. Pope
                                          Vice President
---------------------------
Print Name


THE DISTRICT OF COLUMBIA ) ss:

            I, ____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that James S. Pope, who is personally known to me as a Vice President of Sunrise Glen Cove Assisted Living Limited Partnership, a NewYork limited partnership, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Vice President, as aforesaid, acknowledged the same to be the act and deed of Sunrise Glen Cove Assisted Living Limited Partnership, the Borrower named therein.

            Given under my hand and seal this ____ day of March, 2000.



                                                  -----------------------------
                                                  Notary Public

My Commission Expires:

                                   [Seal]

                                                 LENDER:
WITNESS:

                                                 GMAC COMMERCIAL MORTGAGE
                                                 CORPORATION, a California
                                                 corporation




                                                 By: s/ Philip A. Brooks  (SEAL)
                                                    --------------------
                                                     Philip A. Brooks
                                                     Senior Vice President
---------------------------------------

---------------------------------------
Print Name

THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that Philip A. Brooks, who is personally known to me as a Senior Vice President of GMAC Commercial Mortgage Corporation, a California corporation, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Senior Vice President, as aforesaid, acknowledged the same to be the act and deed of GMAC Commercial Mortgage Corporation, the Lender named therein.

            Given under my hand and seal this ____ day of March, 2000.



                                                    ----------------------------
                                                    Notary Public

My Commission Expires:

                                   [Seal]

            IN WITNESS WHEREOF, Borrower has signed and delivered this Agreement, or has caused this Agreement to be signed and delivered by its duly authorized representative, as a sealed instrument.

                                 BORROWER:
WITNESS:
                                 SUNRISE LAFAYETTE HILLS ASSISTED LIVING LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                                 By: SUNRISE ASSISTED LIVING
                                     INVESTMENTS, INC., a
                                     Virginia corporation,
                                     General Partner


                                 By: s/ James S. Pope  (SEAL)
----------------------------        -----------------
                                     James S. Pope
                                     Vice President
----------------------------
Print Name



THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that James S. Pope, who is personally known to me as the Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Bellevue Assisted Living Limited Partnership, a Pennsylvania limited partnership, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Vice President, as aforesaid, acknowledged the same to be the act and deed of Sunrise Bellevue Assisted Living Limited Partnership, the Borrower named therein.

            Given under my hand and seal this ____ day of March, 2000.


                                             -----------------------------------
                                             Notary Public

My Commission Expires:

                                   [Seal]

                                              LENDER:
WITNESS:

                                              GMAC COMMERCIAL MORTGAGE
                                              CORPORATION, a California
                                              corporation




                                              By:  s/ Philip A. Brooks  (SEAL)
---------------------                             -------------------
                                                   Philip A. Brooks
                                                   Senior Vice President
---------------------
Print Name

THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that Philip A. Brooks, who is personally known to me as a Senior Vice President of GMAC Commercial Mortgage Corporation, a California corporation, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Senior Vice President, as aforesaid, acknowledged the same to be the act and deed of GMAC Commercial Mortgage Corporation, the Lender named therein.

            Given under my hand and seal this ____ day of March, 2000.



                                                   ----------------------------
                                                   Notary Public

My Commission Expires:

                                   [Seal]

            IN WITNESS WHEREOF, Borrower has signed and delivered this Agreement, or has caused this Agreement to be signed and delivered by its duly authorized representative, as a sealed instrument.

                                         BORROWER:
WITNESS:
                                         SUNRISE PAOLI ASSISTED LIVING, L.P., a
                                         Pennsylvania limited partnership

                                         By: SUNRISE ASSISTED LIVING
                                             INVESTMENTS, INC., a
                                             Virginia corporation,
                                             General Partner


                                         By:  s/ James S. Pope  (SEAL)
----------------------                        ----------------
                                                         James S. Pope
                                                         Vice President
----------------------
Print Name


THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that James S. Pope, who is personally known to me as the Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Bellevue Assisted Living Limited Partnership, a Pennsylvania limited partnership, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Vice President, as aforesaid, acknowledged the same to be the act and deed of Sunrise Bellevue Assisted Living Limited Partnership, the Borrower named therein.

            Given under my hand and seal this ____ day of March, 2000.


                                                    ---------------------------
                                                    Notary Public

My Commission Expires:

                                   [Seal]

                                               LENDER:
WITNESS:

                                               GMAC COMMERCIAL MORTGAGE
                                               CORPORATION, a California
                                               corporation




                                               By:  s/ Philip A. Brooks  (SEAL)
--------------------                               --------------------
                                                    Philip A. Brooks
                                                    Senior Vice President
--------------------
Print Name


THE DISTRICT OF COLUMBIA ) ss:

            I, _____________________, a Notary Public in and for the jurisdiction aforesaid do hereby certify that Philip A. Brooks, who is personally known to me as a Senior Vice President of GMAC Commercial Mortgage Corporation, a California corporation, named in the foregoing instrument being dated as of the ____ day of March, 2000, and hereto annexed, personally appeared before me in said jurisdiction and as Senior Vice President, as aforesaid, acknowledged the same to be the act and deed of GMAC Commercial Mortgage Corporation, the Lender named therein.

            Given under my hand and seal this ____ day of March, 2000.



                                             ----------------------------------
                                             Notary Public

My Commission Expires:

                                   [Seal]

            IN WITNESS WHEREOF, Borrower has signed and delivered this Agreement, or has caused this Agreement to be signed and delivered by its duly authorized representative, as a sealed instrument.

                                        BORROWER:
WITNESS:
                                        SUNRISE PARAMUS ASSISTED LIVING LIMITED
                                        PARTNERSHIP, a New Jersey limited
                                        partnership

                                        By: SUNRISE ASSISTED LIVING
                                            INVESTMENTS, INC., a
                                            Virginia corporation,
                                            General Partner


                                        By:  s/ James S. Pope  (SEAL)
------------------                         -----------------
                                                   James S. Pope
                                                   Vice President
------------------
Print Name

STATE OF                                        )
         ---------------------------------------
                                                )           SS:
COUNTY OF                                       )
          --------------------------------------


            I CERTIFY that on March _____, 2000, ________________
personally appeared before me and this person acknowledged under oath, to my satisfaction, that:

            (a) this person is the _____________________ of Sunrise Assisted Living Investments, Inc., a corporation of the State of Virginia, which is a general partner of the limited partnership named in the attached instrument; and

            (b) this person signed the attached instrument as the attesting witness for the proper corporate officer who is James S. Pope, the Vice President of such corporation; and

            (c) the said Vice President was authorized to execute the attached instrument on behalf of such corporation; and

            (d) this person witnessed the said Vice President execute the attached instrument as the act of such corporation on behalf of, and as the act of, such partnership; and

            (e) this person signed this acknowledgment to attest to the truth of these facts.


                                        -----------------------------------
                                              (Attesting Witness)


Signed and Sworn to before
me on March ___, 2000.


-----------------------------------
          (Notary Public)

                                           LENDER:
WITNESS:

                                           GMAC COMMERCIAL MORTGAGE
                                           CORPORATION, a California
                                           corporation


                                           By:  s/ Philip A. Brooks  (SEAL)
-----------------------                       ---------------------
                                               Philip A. Brooks
                                               Senior Vice President
-----------------------
Print Name

The District of Columbia     )           SS:


            I CERTIFY that on March _____, 2000, Philip A. Brooks personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

            (a) signed the attached instrument as a Senior Vice President of GMAC COMMERCIAL MORTGAGE CORPORATION, a corporation of the State of California, which is the corporation named in the attached instrument; and

            (b) was authorized to execute the attached instrument on behalf of such corporation; and

            (c) executed the attached instrument on behalf of, and as the voluntary act of such corporation.


                                         Signed and Sworn to before
                                         me on March ___, 2000.

                                         ---------------------------------------
                                         (Notary Public)


My Commission Expires:

            IN WITNESS WHEREOF, Borrower has signed and delivered this Agreement, or has caused this Agreement to be signed and delivered by its duly authorized representative, as a sealed instrument.

                                   BORROWER:
WITNESS:
                                   SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED
                                   PARTNERSHIP, a California
                                   limited partnership

                                   By: SUNRISE ASSISTED LIVING
                                       INVESTMENTS, INC., a
                                       Virginia corporation,
                                       General Partner


                                   By:  s/ James S.Pope          (SEAL)
-----------------------------           -------------------------
                                                  James S. Pope
                                                  Vice President
-----------------------------
Print Name

                                                               [CALIFORNIA]
                               ACKNOWLEDGMENT

State of ________________________)
                                 )  ss:
County of _______________________)

            On______________, _______ ,before me,__________________________________________________________
                                                 (name, title of officer, e.g., "Jane Doe, Notary Public")
personally appeared _______________________________________________________________________________________
                                                     (name(s) of signer(s))

            (  )        personally known to me  -OR-
            (  )        proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

            Witness my hand and official seal. ____________________________________________________________
                                                                  (Signature of  Notary)

___________________________________________________________________________________________________________

Capacity claimed by signer:                                      (This section is optional)

            ( )         Individual
            ( )         Corporate Officer(s): _____________________________________________________________
            ( )         Partner(s):
                                    ( ) General                         ( ) Limited
            ( )         Attorney-in-fact
            ( )         Trustee(s)
            ( )         Guardian/Conservator
            ( )         Other:_____________________________________________________________________________
       Signer is representing:_____________________________________________________________________________
                                                            (Name of person(s) or entity(ies))

            Attention Notary: Although the information requested below is OPTIONAL, it could prevent fraudulent attachment of this certificate to an unauthorized document.

THIS CERTIFICATE MUST BE ATTACHED Title or Type of Document________________________________________________
TO THE DOCUMENT DESCRIBED AT      _________________________________________________________________________
RIGHT:                            Number of Pages_____________Date of Document_____________________________
                                  Signer(s) Other Than Named Above_________________________________________



                              LENDER:
WITNESS:

                              GMAC COMMERCIAL MORTGAGE
                              CORPORATION, a California corporation




                              By:  s/ Philip A. Brooks  (SEAL)
----------------------           -------------------
                                   Philip A. Brooks
                                   Senior Vice President
----------------------
Print Name

                                                               [CALIFORNIA]
                               ACKNOWLEDGMENT

State of ________________________)
                                 )  ss:
County of _______________________)

            On______________, _______ ,before me,__________________________________________________________
                                                 (name, title of officer, e.g., "Jane Doe, Notary Public")
personally appeared _______________________________________________________________________________________
                                                     (name(s) of signer(s))

            (  )        personally known to me  -OR-
            (  )        proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

            Witness my hand and official seal. ____________________________________________________________
                                                                  (Signature of  Notary)

___________________________________________________________________________________________________________
Capacity claimed by signer:                                      (This section is optional)

            ( )         Individual
            ( )         Corporate Officer(s): _____________________________________________________________
            ( )         Partner(s):
                                    ( ) General                         ( ) Limited
            ( )         Attorney-in-fact
            ( )         Trustee(s)
            ( )         Guardian/Conservator
            ( )         Other:_____________________________________________________________________________
       Signer is representing:_____________________________________________________________________________
                                                            (Name of person(s) or entity(ies))

            Attention Notary: Although the information requested below is OPTIONAL, it could prevent fraudulent attachment of this certificate to an unauthorized document.

THIS CERTIFICATE MUST BE ATTACHED Title or Type of Document________________________________________________
TO THE DOCUMENT DESCRIBED AT      _________________________________________________________________________
RIGHT:                            Number of Pages_____________Date of Document_____________________________
                                  Signer(s) Other Than Named Above_________________________________________

                                 EXHIBIT A
                                 ---------

                      [LEGAL DESCRIPTION FOR BELLEVUE]

                                 EXHIBIT B
                                 ---------

                      [LEGAL DESCRIPTION FOR COHASSET]

                                 EXHIBIT C
                                 ---------

                      [LEGAL DESCRIPTION FOR DECATUR]

                                 EXHIBIT D
                                 ---------

                     [LEGAL DESCRIPTION FOR GLEN COVE]

                                 EXHIBIT E
                                 ---------

                   [LEGAL DESCRIPTION FOR LAFAYETTE HILL]

                                 EXHIBIT F
                                 ---------

                       [LEGAL DESCRIPTION FOR PAOLI]

                                 EXHIBIT G
                                 ---------

                      [LEGAL DESCRIPTION FOR PARAMUS]

                                 EXHIBIT H
                                 ---------

                    [LEGAL DESCRIPTION FOR WALNUT CREEK]